Commitments and Contingencies:	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies:
Commitments and Contingencies:

18. Commitments and Contingencies:

        The Company has certain properties subject to non-cancelable operating ground leases. The leases expire at various times through 2107, subject in some cases to options to extend the terms of the lease. Certain leases provide for contingent rent payments based on a percentage of base rental income, as defined in the lease. Ground rent expenses were $6,494, $7,818 and $8,999 for the years ended December 31, 2010, 2009 and 2008, respectively. No contingent rent was incurred for the years ended December 31, 2010, 2009 or 2008.

        Minimum future rental payments required under the leases are as follows:

Year Ending December 31,
2011	$13,723
2012	13,839
2013	14,402
2014	13,211
2015	12,052
Thereafter	757,709

$824,936

        As of December 31, 2010 and 2009, the Company was contingently liable for $26,771 and $26,440, respectively, in letters of credit guaranteeing performance by the Company of certain obligations relating to the Centers. The Company does not believe that these letters of credit will result in a liability to the Company. In addition, the Company has a $11,366 letter of credit at December 31, 2010 that serves as collateral to a liability assumed in the acquisition of Shoppingtown Mall.

        The Company has entered into a number of construction agreements related to its redevelopment and development activities. Obligations under these agreements are contingent upon the completion of the services within the guidelines specified in the agreement. At December 31, 2010, the Company had $12,141 in outstanding obligations, which it believes will be settled in 2011.